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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                August 11, 1997
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               Date of Report (date of earliest event reported

                            METEOR INDUSTRIES, INC.
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               Exact Name of Issuer as Specified in its Charter

          COLORADO               0-27968                   84-1236619
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  State or Other Juris-        Commission File        I.R.S. Employer Iden-
  diction of Incorporation         Number             tification Number

                       216 SIXTEENTH STREET, SUITE 730
                           DENVER, COLORADO  80202
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                   Address of Principal Executive Offices

                              (303) 572-1137
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                      Registrant's Telephone Number,
                            Including Area Code
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  ITEM 2: ACQUISITION OR DISPOSITION OF ASSETS

       (a) Effective August 11, 1997, the Registrant acquired all of the out-standing stock of Fleischli Oil Company ("Fleischli"). The closing was effective as of August 1, 1997. Fleischli is a petroleum marketing and distribution company doing business in Colorado, Wyoming, South Dakota, Nevada, Utah, Montana, Nebraska and Idaho. The Registrant paid $4,752,000 in cash to the previous 70 shareholders of Fleischli none of whom had any relationship with the Registrant or any of its affiliates, directors, officers or any associates of such directors or officers.

       Fleischli has seven distribution centers located in Cheyenne, Wyoming; Casper, Wyoming; Gillette, Wyoming; Rock Springs, Wyoming; Elko, Nevada; Craig, Colorado and Denver, Colorado.

       Fleischli has 27 transport trucks and sold approximately 90,000,000 gallons of product last year.

       The Registrant used proceeds from its recent public offering, from its collection of a note receivable and from cash or hand to make the acquisition.

       (b) The Registrant will continue to operate Fleischli as a subsidiary in the petroleum marketing and distribution industry.

  ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

       (a) Financial statements. Financial statements of Fleischli will be filed by amendment on or before October 27, 1997.

  Financial statements of Fleischli

       (b) Pro forma financial information. Pro forma financial information will be filed by amendment on or before October 27, 1997.

  Pro forma financial information shall be filed by amendment within 60 days

  (c) Exhibits

      Exhibit No. 2.1*     Stock purchase agreement,        Filed herewith
                           dated July 31, 1997, by and      electronically
                           among Meteor Industries, Inc.,
                           Pyramid Stores, Inc., Fleischli
                           Oil Company, Inc., Gus Fleischli,
                           Jerry Loghry, and Robert Jensen

     *Certain exhibits listed in the Stock Purchase Agreement are not filed herewith. Copies of the omitted exhibits will be furnished supplementally to the Commission upon request.
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                                  SIGNATURES

  Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      METEOR INDUSTRIES, INC.

                                      By  /s/ Dennis R. Staal
                                         Dennis R. Staal, Treasurer(Chief
                                         Financial and Accounting Officer)
  Dated: August 25, 1997
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